鲮鱼仔
销售及供应合同

BAIT FISH
SALE & SUPPLY CONTRACT

本合同制定于 2011 年 11 月 17 日

THIS CONTRACT is made on November 17 , 2011.

合约双方

Contract Parties

甲方：广州市金洋水产养殖有限公司

地址：中华人民共和国广东省广州市番禺区石楼镇海鸥岛江鸥村“东一间”

法定代表人：潘唐渊 先生

电话：86-20-84867989　　传真：86-20-84867989

邮箱：pg2829@sina.com　　Q Q：252880062

联系人：潘淦 先生　　联系手机：86-13802652829

Party A: Guangzhou Jinyang Aquaculture Co., Ltd.

Address: JiangOu Village, Seagull Island, Shilou Town, Panyu District, Guangzhou City, Guangdong Province of the People's Republic of China.

Legal Representative: Mr. Pan TangYuan

Tel: 86-20-84867989　　Fax: 86-20-84867989

Contact Person: Mr. Pan Gan　　Contact Phone: 86-13802652829

乙方：恩平市壁涛一力渔业发展有限公司

地址：中华人民共和国广东省恩平市君堂镇江州圩江君路江州水闸办公大楼首层 1-5 号

法定代表人：潘世芳 女士【委托授权陈柏翰先生（总经理）履行本合同】

电话：86-20-22057870　　传真：86-20-22057863

邮箱：Solomon.Lee1@vip.163.com　　Q Q:

联系人：Solomon Lee　　联系手机：86-18665637297

陈柏翰 先生　　联系手机: 86-13326622312

Party B: Enping Bi Tao A Power Fishery Development Co., Ltd.

Address: RM1-5, 1F Jiangzhou Shui Zha Office Building, No. 19, Jiangjun Road Jiangzhou, Juntang Town, Enping City, Guangdong Province of the People's Republic of China

Legal Representative: Pan ShiFang will authorize and be represented by Mr. Chen Bor Hann (General Manager) to executed this contract

Tel: 86-20-22057870　　Fax: 86-20-22057863

Contact Person: Mr. Solomon Lee　　Contact Phone: 86-18665637297

Mr. Chen Bor Hann　　Contact Phone: 86-13326622312

合同条款
Contract Terms

A. 甲方在广州市番禺区石楼镇海鸥岛江鸥村经营渔场，专门从事鱼苗供应。
Party A operates a fishery at JiangOu Village, Seagull Island, Shilou Town, Panyu District, Guangzhou City, and specializes in the supply of fish fry.

B. 乙方在广东省恩平市经营池水循环水产养殖场，从事鱼养殖与销售。
Party B operates a re-circulating aquaculture systems fish farm in Enping City, Guangdong Province, and is engaged in the business of growing and selling fish.

C. 本合同经甲、乙双方友好协商后，根据本合同签订的条款，乙方同意向甲方购买、甲方同意向乙方销售鲮鱼仔。
After friendly consultation and negotiation between the parties, Party B hereby agrees to purchase from Party A, and Party A hereby agrees to sell and supply to Party B bait fish upon the terms and conditions set forth in this Contract.

1. 甲方供货的期限
The Tenure of the Supply

甲方需于 2012 年 4 月 15 日至 2012 年 8 月 15 日开始供货，为期两年供应附件 1 及附件 2 内所列明的鱼种给乙方。因开始供货需要时间准备，可能会推迟开始供货期，附件 1 及附件 2 每月供货期将顺延。
Party A shall commence supplying the species of fish as specified in Table 1 and Table 2 as annexed hereto to Party B between April 15 and August 15, 2012 for a period of 2 years. Should delivery be delayed due to Party A requiring more time to prepare for delivery at the early stage of supply, then the time as stated in Table 1 and Table 2 for the supply and delivery will be extended accordingly.

2. 甲方供货范围
The Scope of Supply from Party A

2.1 甲方需根据附件 1 及附件 2 内所列明的时间供应所列明的鱼种数量和斤两给乙方。
Party A shall supply such quantity in number and weight of the species of fish and at such time as stipulated in Table 1 and Table 2.

2.2 鉴于水产养殖会受天气影响，每期供货的数量及规格经乙方同意可作相应调整，甲方在满足乙方供货要求之前，相同规格的鱼种不能销售给第三方，即可认同甲方遵守合约。
In view of the fact that aquacultural production may be affected by the weather condition, therefore the quantity and specifications of the fish in each supply can be adjusted accordingly with the consent of Party B, and Party A shall not sell the fish of the same

specifications as stated herein to any third party, until and unless the delivery requirements of Party B as stipulated herein have been duly met, and in such event Party A shall be deemed to have performed its obligations herein.

2.3 乙方不能因市场价格变动等因素作为借口，拒绝接受甲方按合同规定供货的产品，必须保持真诚合作，否则，甲方全部经济损失由乙方负责。

Party B cannot use reason such as changes in market prices as an excuse for refusing to accept the products supplied by Party A in accordance with the specifications as stated in this Contract, and shall maintain sincere cooperation, or else Party B shall be responsible for all economic losses suffered by Party A as a result thereof.

3. 供货价格

The Contract Price

合同双方同意供货的价格，将依据附件 1 及附件 2 内所列明的价格计算。

The parties hereby agree that the contract price for each quantum of the supply shall be calculated in accordance with the prices as listed in Table 1 and Table 2.

4. 付款方式

The Payment Terms

乙方收货后 15 天内付款给甲方，每月 29 日前付清当月供货货款给甲方，尚未结清前期付款作为合同保证金，将在第二十四期清算。

All goods & delivered will be paid within 15 days thereby Party B or the entire current-monthly outstanding amount due on or before 29th of each month to Party A. The rest of the initial payments shall be used as guarantee money paid on contract which will be clearing on Tranche 24.

5. 运送和清点

Delivery and Inventory

5.1 甲方应提前一周前通知乙方其发运日期以便乙方为甲方提供工作条件上的便利，例如提供现场存放供货及场地等，以方便甲方运送供货到乙方的位于恩平市君堂镇的恩平市壁涛一力渔业发展有限公司（以下简称为乙方的场地）。若乙方要求送到其他地方，费用等事宜都由乙方自行解决，与甲方无关。

Party A shall notify Party B one week in advance of the delivery date so that Party B can provide the working convenience to Party A, such as the place for the storage of the goods, etc., to facilitate Party A delivery of the goods to Enping Bi Tao A Power Fishery Development Co., Ltd at Juntang Town, Enping City, Guangdong Province of the People's Republic of China ("Party B's Site"). If Party B requires to deliver the goods to other place, all the costs shall be borne by Party B which has nothing to do with Party A.

5.2 供货到达乙方的场地后，乙方应即时清点及验查货物质量并签收。如有损伤，乙方应即时通知甲方。乙方指定专职收货人在甲方送货单上签名作为完成签收手续，确

认甲方送货的品种、质量、规格、数量和交易金额，甲方的送货单作为甲乙双方结算的凭证单据。

After the goods arrive at Party B's Site, Party B shall immediately take inventory and inspect the quality of the goods. If there is any damage thereto, Party B shall immediately notify Party A. Party B shall assign a professional consignee to make sure the species, size, quality, quantity and amount of this transaction, then to sign the delivery note.

5.3 乙方的场地的卸货由乙方负责，如有延误，所有费用和责任由乙方承担。

Party B shall be responsible for the unloading of the goods at Party B's Site. The costs of any delays shall be borne by Party B.

6. 产品检验

Inspection of Goods

6.1 如在验收过程中，乙方发现供货的质量或规格与合同不符合，甲方须按乙方的要求退换，以达到合同要求。

If during the course of inspection Party B discovers that the quality, quantity or specifications of the goods do not match with the requirements in the Contract, Party B may request for replacement thereof, so as to meet the requirements in the Contract.

6.2 如甲方供货的质量或规格与合同符合，乙方不能以任何借口拒收货物。

If the supply of Party A conforms to the quantity, quality or specifications as stated in this Contract, Party B shall not for any reason reject the supply.

7. 违约责任

The Liability for Breach of Contract

除天灾人祸等不可抗力因素之外，任何一方违约，都需罚款 10 万人民币支付给对方作为违约金。

Except for force majeure, otherwise any failure by anyone party to perform its obligations under this Contract, any party in default of any provisions herein shall pay a sum of RMB1,000,000 as compensation to the other party hereto.

8. 裁决

Arbitration

凡因执行本合同所产生的或与本合同有关的一切争议，双方应通过友好协商解决，如协商不成，任何一方可提交广州市天河区中级人民法院进行裁决，裁决是最终的，对双方都有约束力。诉讼费用由败诉方承担。

All disputes arising out of or in connection with this Contract shall be resolved by the parties through friendly negotiations. If the parties are unable to resolve such disputes, either party may submit such disputes to the Guangzhou Intermediate People's Court of Law in Tianhe District of Guangzhou City for resolution, which Court's decision shall be final and binding on both parties. The costs of proceedings shall be borne by the losing party.

9. 乙方续约
Party B option to continue taking supply

本合同期满之前，如果乙方决定继续采购甲方在本合同中供应的鱼种，乙方应在2013年9月30日或之前，通知甲方继续供应供货。甲方应销售及供应给乙方，乙方所要求供货的数量和时限由双方共同商定。
Prior to the expiration of this Contract, if Party B shall decide to continue taking supply of the fish species as contained in this Contract from Party A, Party B shall on or before September 30, 2013 notify Party A of such intention to continue, then Party A shall supply to Party B such quantity of the fish as required by Party B for a period mutually agreed by the parties.

10. 其他条款
Other Provisions

10.1 本合同的附件为本合同不可分割之组成部分，与本合同具有同等法律效力。
The appendices to this Contract constitute an inseparable part of this Contract and shall have the same legal effect of this Contract.

10.2 合同的文字为中英文对照，英文是根据中文内容翻译的，如果英文的内容与中文不一致，以中文为准。
The text of this Contract is in Chinese and English, the English version is the translation of the Chinese version, and if there is discrepancy between the English and the Chinese version, the Chinese version of this Contract shall prevail.

10.3 本合同的交易单价以公斤为计量单位，以附件1和附件2注明的人民币价格为准，结算以人民币支付，对其他币种只允许支付当时同等金额的美金。
In Table 1 and Table 2, the unit weight is measured in kilogram and the dollar amount is paid in Reminbi or its US Dollar's equivalent.

11. 本合同正本一式四份，由甲乙双方各执二份。
This Contract has four sets, Party A and Party B each to have two sets.

甲方：广州市金洋水产养殖有限公司	乙方：恩平市壁涛一力渔业发展有限公司
Party A : Guangzhou Jinyang Aquaculture Co., Ltd.	**Party B: Enping Bi Tao A Power Fishery Development Co., Ltd.**
法定代表人（签名）：	法定代表人（签名）：
Legal Representative (Signature):	Legal Representative (Signature):

附件 1—鲮鱼仔第一年销售计划表

Table 1—Year (1) the sale plan of BAIT FISH

附件 2—鲮鱼仔第二年销售计划表

Table 2— Year (2) the sale plan of BAIT FISH

附件1：鲮鱼仔第一年销售计划表

Table 1：Year (1) the sale plan of Bait Fish

第一年：自2012年4月至2013年3月供应24万公斤鲮鱼仔

Year (1)：counting from April 2012 to March 2013 for supply anywhere up to 240,000 Kg of Bait fish

附件1 Table (1)—2012年4月至2013年3月1鲮鱼仔销售计划															供货价格 Unit price of supply	总计 Total amount 产值RMB
鱼种 Species	供货规格 Supplied Size of fish	2012 年									2013 年			12个月 12 months		
		4月 April	5月 May	6月 June	7月 July	8月 August	9月 September	10月 October	11月 November	12月 December	1月 January	2月 February	3月 March	合计（尾）	元/kg	
		第1期 Tranche 1	第2期 Tranche 2	第3期 Tranche 3	第4期 Tranche 4	第5期 Tranche 5	第6期 Tranche 6	第7期 Tranche 7	第8期 Tranche 8	第9期 Tranche 9	第10期 Tranche 10	第11期 Tranche 11	第12期 Tranche 12			
鲮鱼仔	100尾/kg 至 300尾/kg	6, 984	13, 968	20, 952	22, 176	23, 736	22, 416	25, 536	28, 776	32, 016	17, 616	9, 336	9, 336	232, 848	12	
	产值RMB	83,808	167,616	251,424	266,112	284,832	268,992	306,432	345,312	384,192	211,392	112,032	112,032			2,794,176.00
鲮鱼仔第1年产值总计 Total Year (1) amount																2,794,176.00

附件2：鲮鱼仔第二年销售计划表

Table 2：Year (2) the sale plan of Bait Fish

第一年：自2013年4月至2014年3月供应60万公斤鲮鱼仔

Year (2)：counting from April 2013 to March 2014 for supply anywhere up to 600,000 Kg of Bait fish

附件2 Table (2)--2013年4月至2014年3月鲮鱼仔销售计划															供货价格 Unit price of supply	总计 Total amount 产值RMB
鱼种 Species	供货规格 Supplied Size of fish	2013 年									2014 年			12个月 12 months		
		4月 April	5月 May	6月 June	7月 July	8月 August	9月 September	10月 October	11月 November	12月 December	1月 January	2月 February	3月 March	合计（尾）	元/kg	
		第1期 Tranche 1	第2期 Tranche 2	第3期 Tranche 3	第4期 Tranche 4	第5期 Tranche 5	第6期 Tranche 6	第7期 Tranche 7	第8期 Tranche 8	第9期 Tranche 9	第10期 Tranche 10	第11期 Tranche 11	第12期 Tranche 12			
鲮鱼仔	100尾/kg 至 300尾/kg	57, 600	63, 360	46, 080	46, 080	46, 080	46, 080	46, 080	46, 080	46, 080	46, 080	46, 080	46, 080	581, 760	12	
	产值RMB	691,200	760,320	552,960	552,960	552,960	552,960	552,960	552,960	552,960	552,960	552,960	552,960			6,981,120.00
鲮鱼仔第2年产值总计 Total Year (2) amount																6,981,120.00